Epiphany FFV Fund

Class A Shares EPVAX

Class C Shares EPVCX

SUMMARY PROSPECTUS

March 1, 2013

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated March 1, 2013, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at www.epiphanyfunds.com/funddocuments.  You can also obtain these documents at no cost by calling 1-800-320-2185 or by sending an email request to info@epiphanyfunds.com.

Investment Objective

The Epiphany FFV Fund seeks long-term growth of capital.

Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy and hold Class A or Class C shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Epiphany Funds.  More information about these and other discounts is available from your financial professional and in the "Investing with Epiphany" section of the Fund's prospectus and in the "Sales Charges" section of the Fund's Statement of Additional Information.

Shareholder fees (paid directly from your investment):

	Class A	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the offering price at time of purchase or the net asset value at the time of redemption)	None	1.00%
Maximum Sales Charge (Load) on Reinvested Dividends	None	None
Redemption Fee (as a percentage of the amount redeemed, if redeemed within 60 days of purchase)	2.00%	2.00%
Fee for Redemptions Paid by Wire Transfer	$10	$10

Annual Fund Operating Expenses (expenses deducted from Fund assets):

	Class A	Class C
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees	0.25%	1.00%
Other Expenses	1.38%	1.40%
Total Annual Fund Operating Expenses	2.38%	3.15%
Fee Waiver and/or Expense Reimbursement (1)	(0.88)%	(0.90)%
Total Annual Fund Operating Expenses (after Fee Waiver and Expense Reimbursement)	1.50%	2.25%

1.

The Adviser has contractually agreed to waive fees and/or reimburse expenses, but only to the extent necessary to limit Total Annual Operating Expenses, excluding brokerage fees and commissions; borrowing costs, such as interest; taxes; indirect expenses incurred by the underlying funds in which the Fund invests, and extraordinary expenses, to 1.50% of the average daily net assets for Class A shares and 2.25% of the average daily net assets of Class C shares through February 28, 2014.  The Board of Trustees may terminate the fee waiver and expense reimbursement agreement upon 60 days notice to shareholders.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are as described in the Fees and Expenses table.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Epiphany FFV Fund – Class A	$645	$1,125	$1,631	$3,017
Epiphany FFV Fund – Class C	$228	$887	$1,571	$3,395

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in the annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund portfolio turnover rate was 47%.

Principal Investment Strategy

The Epiphany FFV Fund seeks to achieve its objective by investing in the equity securities of companies that pass the FFV Scorecard, a proprietary screening methodology developed by Trinity Fiduciary Partners, LLC (the "Adviser").  FFV refers to Faith and Family Values and represents the underlying theme of the social screening. The starting universe used to select equity securities is the largest 1000 stocks, based on market capitalization, listed on domestic U.S. securities markets. While the Fund selects stocks from the 1000 largest companies, the Fund may invest in companies of any size, including what are commonly referred to as small-cap and mid-cap companies (generally those companies with market capitalizations between $300 million and $2 billion and between $2 billion and $5 billion, respectively).   The FFV Scorecard is then applied to the eligible securities.  Application of the FFV Scorecard is based on information known about the company by the Adviser or gleaned from third parties that compile and publish such data.  The screening criteria are reviewed from time to time by Trinity’s Advisory Board.  The FFV Scorecard is based on the moral and social justice teachings of the Catholic Church.

According to the FFV Scorecard, companies will generally be excluded from the Fund that are known to:

•

Directly participate in abortion;

•

Manufacture contraceptives;

•

Engage in scientific research on human fetuses or embryos;

•

Have received significant fines or legal judgments relating to employee discrimination or human rights abuses, employee health or safety or environmental violations;

•

Produce pornographic media content;

•

Manufacture nuclear weapons, biological or chemical weapons, indiscriminate weapons of mass destruction or anti-personnel landmines;

•

Use company assets to advocate for or against any of the issues listed above.

•

Eligible companies are further evaluated using an assessment of their record on human rights, environment and corporate governance both positive and negative, as part of the investment process.  Generally, the FFV Scorecard™ is designed to measure a company’s impact on people, community, and the market.

From these eligible securities, the portfolio managers apply economic criteria to select up to 100 equity securities for the Fund's portfolio.  The portfolio holdings are rebalanced quarterly.  The portfolio managers may, but are not obligated to, sell a security when it no longer passes the criteria established by the FFV Scorecard.  The Fund may also sell a security when the portfolio managers determine that other eligible securities offer a more attractive investment opportunity.  Whether to hold or sell a security in the Fund that no longer passes the FFV Scorecard is at the discretion of the Adviser who may opt to hold the security based on the security's anticipated appreciation, as a means to effect change in the activities or policies of the company or as a means to defer or eliminate trading costs associated with the sale of the security.  Accordingly, the Fund may hold securities that do not conform to the Adviser’s Screening process.  The Fund may hold cash in addition to the securities of companies, primarily as a means to pay redemption requests.  Otherwise, the Fund intends to remain fully invested.  In addition to common stocks, from time to time the Fund may purchase other equities such as real estate investment trusts ("REITs"), preferred stocks, shares of other investment companies and exchange traded funds ("ETFs"), including inverse ETFs, mainly as an alternative to holding cash prior to investment.  The underlying securities of these other equities will not be subject to the FFV Scorecard.

Principal Risks

Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down.  You could lose money.  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the FDIC or other government agency.

The Fund is subject to several risks, any of which could cause an investor to lose money.  Below are some specific risks of investing in the Fund.

ETF and Other Investment Company Risk.  The Fund may invest in ETFs, and other investment companies ("Underlying Funds").  As a result, your cost of investing in the Fund may be higher than the cost of investing directly in Underlying Fund shares and may be higher than other mutual funds that invest directly in equities.  You will indirectly bear fees and expenses charged by the Underlying Funds in addition to the Fund’s direct fees and expenses.

Investment Style Risk.  The Adviser’s judgments about the attractiveness, value and potential appreciation of particular asset class or individual security in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s judgment will produce the desired results.

Mid-Cap and Small-Cap Risk.  Stocks of mid-cap and small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies.  Mid-cap and small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition.  These risks are higher for small-cap companies.

Moral Investing Risk. The Adviser invests in equity securities only if they meet both the Fund’s investment and moral requirements, and as such, the return may be lower than if the Adviser made decisions based solely on investment considerations.

REIT Risk.  The Fund may invest in REITs.  Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general.  Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of individual securities in the Fund’s portfolio.

Stock Market Risk. Stock prices can decline overall due to changes in the economic outlook, interest rates, and economic, political, or social events in the U.S. or abroad. All stocks are subject to these risks.

Performance

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Epiphany FFV Fund by showing the performance of its Class A shares for each full calendar year since the Fund’s inception, and by showing how the Fund’s average annual returns compare over time with those of a broad measure of market performance.  The sales load and account fees are not reflected in the chart and that, if they were, returns would be less than those shown.  How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Class A Shares
(as of December 31)

During the period shown in the bar chart, the highest return for a quarter was 16.94% (quarter ended June 30, 2009) and the lowest return for a quarter was (16.20)% (quarter ended September 30, 2011).

Average Annual Total Returns (for the period ended December 31, 2012)

Epiphany FFV	One Year	Since Inception (3/19/2008)
Class A Return Before Taxes	(8.56%	03.36%
Class A Return After Taxes On Distributions	(7.86%	03.01%
Class A Return After Taxes On Distributions And Sale Of Fund Shares	(7.00%	02.69%
Class C Return Before Taxes	313.42%	02.83%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	216.00%	12.58%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown above.  After-tax returns do not apply to investors who hold shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan.  After tax returns are only shown for Class A shares and after tax returns for Class C shares will vary.

The Investment Adviser

Trinity Fiduciary Partners LLC (“Trinity”) is the Fund’s investment adviser.

Portfolio Manager

Samuel J. Saladino, III is the Fund’s portfolio manager.  Mr. Saladino is the CEO and Portfolio Manager of Trinity Fiduciary Partners.  Mr. Saladino has acted as the Fund’s portfolio manager since June, 2008.

Purchase and Sale of Fund Shares

The minimum investment for Class A and C shares is $1,000, with minimum subsequent investments of $250.  You may make automatic monthly investments ($100 minimum per purchase) in the Fund from your bank or savings account with no required minimum investment.

You may sell (redeem) your shares by mail by sending your request to:

Epiphany Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400
Broadview Heights, Ohio 44147

You may also redeem your shares by calling the transfer agent at 1-800-320-2185.

Taxes

In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events.  The Fund’s distributions are typically taxed as capital gains.  Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold.  Any tax liabilities generated by your transactions or by receiving distributions are your responsibility.  The Fund may produce capital gains even if it does not have income to distribute or performance has been poor.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.  For these accounts, taxes are typically paid when funds are withdrawn from the account.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies, including Trinity may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.